Debt and Tax Compensation on Note Payable	9 Months Ended	12 Months Ended
	Dec. 31, 2013	Mar. 31, 2013
Debt
Debt and Tax Compensation on Note Payable

Note 8 — Debt and Tax Compensation on Note Payable

On December 10, 2013, we entered into an Extension Agreement with the Karlsson Group under which we can retire all amounts owing under the Karlsson note for the discounted payoff amount of $25 million provided we pay this amount on or before March 10, 2014. We will be unable to pay the $25 million on or before March 10, 2014, the entire undiscounted amount of the Karlsson debt then owing (estimated to be approximately $151.7 million at March 10, 2014) will be immediately due and payable.  This will also cause all amounts then owing under our Apollo debt (estimated to be approximately $7.4 million at March 10, 2014) to be immediately due and payable on March 10, 2014.  Also see Note 19 — Subsequent Events under the heading of “Restructuring of Senior Unsecured Debt” for additional information on our agreement under which we can retire the Apollo debt on or before March 10, 2014 in exchange for shares of our common stock.

In accordance with U.S. GAAP, the December 10, 2013 Extension Agreement with the Karlsson Group was deemed to be a debt extinguishment and therefore we wrote-off the net carrying value of the old (extinguished) note and recorded the new note at its estimated fair value of $134.1 million. The $11.4 million difference between the net carrying value of the extinguished note and the new note was recorded as a loss on extinguishment and is included in Other Expenses on the December 31, 2013 Consolidated Statement of Operations. We also recorded $13.3 million of note discount on the new note for the difference between the $134.1 million estimated fair value of the new note and the $147.4 million then owing under the new note (without taking into consideration the $25 million discounted payoff amount if paid on or before March 10, 2014).

As of December 31, 2013, our indebtedness totaled $145.9 million or $156.8 million including the $10.9 million of accrued interest owed.

	December 31, 2013 (thousands)	March 31, 2013 (thousands)
	(unaudited)
Karlsson senior secured note	$120,079	$115,282
Apollo unsecured notes	6,654	6,750
Tax compensation on Karlsson senior secured note	19,152	6,226
Total current debt and tax compensation	145,885	128,258
Less: Unamortized debt discount*	(10,197)	—
Less: current portion of debt and tax compensation	(135,688)	(128,258)
Total long-term debt and tax compensation	$—	$—

* Includes $13,300 of gross discount on the Karlsson Note, net of amortized discount of $3,103 at December 31, 2013.

Karlsson Group Senior Secured Note

We issued the Karlsson Group a $125.0 million senior first priority secured promissory note on August 1, 2012 as partial consideration for the acquisition of their 50% interest in AWP.  We also agreed to compensate the Karlsson Group for increases in certain federal and state income taxes and other tax related matters.  All amounts owing to the Karlsson Group are secured by a lien on all the assets of AWP, a pledge of the capital stock of our subsidiary companies and a payment guarantee from Prospect Global.

On December 10, 2013, we entered into an extension agreement with the Karlsson Group which restructured the senior first priority secured promissory note. Under the terms of the extension agreement, we have until March 10, 2014 to prepay all amounts owing under the Karlsson senior secured note for the aggregate discounted payoff amount of $25 million. Upon payment of the $25 million discounted payoff amount, the Karlsson Note would be deemed paid in full (including all principal, interest and tax compensation amounts) and the Karlsson Group will release its first priority lien over our assets. In the event we do not pay the discounted payoff amount on or before March 10, 2014, we will be in default under the Karlsson Note as in effect prior to the extension agreement without the ability to cure such default and the Karlsson Group would have the right to foreclose on all of our assets.  We will not be able to raise the money to pay off the Karlsson Group debt on or before March 10, 2014 and are in discussions with the Karlsson Group to extend the due date of this payment. We may decide to file bankruptcy if we cannot raise sufficient funds to continue our operations.

The Karlsson note bears interest at 9% and is payable quarterly in-kind by an increase to the note’s outstanding principal balance.  To the extent we are unable to pay the discounted payoff amount by March 10, 2014, all undiscounted amounts then owing under the Karlsson note would become immediately due and payable on March 10, 2014 which in the aggregate will total approximately $151.7 million on March 10, 2014.

We are required to prepay the Karlsson Note with 10% of the gross proceeds from any future capital raises until the Karlsson Note has been paid in full. The Karlsson Note is also mandatorily pre-payable within five business days of a sale of at least 50% of AWP or a merger of AWP with or into an unaffiliated entity.

The principal balance, accrued interest and compensation for tax matters totaled approximately $149.6 million as of December 31, 2013, all of which is included in current liabilities.

Debt covenant requirements

(i).          we are required to deposit 50% of the net proceeds of the next of $18.8 million of capital we raise (for a total of $9.4 million) into escrow, which funds may be used solely to fund drilling and the Holbrook Project development.

(ii).       we are required to pay 20% of all future capital raises to Karlsson and Apollo (10% to each) as payments on their respective promissory notes.

These obligations will reduce the cash available from future capital raises that can be used to fund our on-going operations.

Karlsson Note Tax Compensation

We currently estimate the compensation for tax matters to be approximately $19.2 million under the Karlsson debt. This estimate could change based on future changes in tax rates (including increases in effective income tax rates caused by “minimum tax” provisions such as the “Buffett rule” or “flat tax” proposals) and/or future changes in certain interest rates published by the Internal Revenue Service.

Pursuant to the December 10, 2013 Extension Agreement, all amounts owing under the Karlsson note, including the approximately $19.2 million for tax compensation matters, will become immediately due and payable on March 10, 2014 if we are not able to retire the Karlsson Group debt on or before this date.  As a result, the $19.2 million for tax compensation matters has been included in current liabilities as of December 31, 2013.

Apollo Notes

On March 7, 2013, we entered into a Termination and Release Agreement with certain affiliates of certain investment funds managed by Apollo Global Management, LLC (which we refer to collectively as the Apollo Parties) that terminated the agreements we entered into with the Apollo Parties in November 2012 (as amended in December 2012). In connection with the Termination and Release Agreement, we issued the Apollo Parties two promissory notes (“the Apollo Notes”) totaling approximately $6.8 million as partial consideration for the break-up and release. The Apollo Notes, which were subsequently amended on April 15, 2013 and January 10, 2014, are unsecured and bear interest at the rate of 11% per annum and mature on the earlier of i) July 1, 2015; ii) 12 months following completion of our Definitive Feasibility Study; or iii) the date the Karlsson Note is paid in full.

The January 10, 2014 amendment provides that upon repayment or extinguishment of our senior secured debt owing to The Karlsson Group on or before March 10, 2014 and in any event for consideration with aggregate value less than or equal to 17% of the aggregate amount outstanding thereunder (including in respect of accrued interest and tax gross-up obligations) we may repay the notes by issuance of a number of shares of our common stock with an aggregate value of 17% of all amounts owing under the notes (including accrued interest).

We are required to prepay the Apollo Notes with 10% of the gross proceeds from any future capital raises until the notes have been paid in full.  As of December 31, 2013 we owed a total of $7.3 million, of which $0.6 million was for accrued interest.  This entire balance, principal and interest, is included in current liabilities at December 31, 2013 as a result of the March 10, 2014 due date for the Karlsson Note. See Note 18—Subsequent Events for additional information.

Note 8 — Debt

Prospect’s debt consists of the following:

	March 31, 2013	March 31, 2012
	(thousands)	(thousands)
Karlsson senior secured note	$115,282	$—
Apollo unsecured notes	6,750	—
Tax gross-up on Karlsson senior secured note	6,226	—
Total debt	128,258	—
Less: current portion	(128,258)	—
Total long-term debt	$—	$—

Karlsson Note

We issued The Karlsson Group a $125.0 million senior first priority secured promissory note at the closing of The Karlsson Group Acquisition on August 1, 2012 which bears interest at 9% per annum and which is payable on each principal payment date.  Pursuant to the terms of this note, we made principal payments totaling $9.7 million in November 2012 equal to 40% of the net proceeds received from our November equity offering.  The remaining principal balance of $115.3 million was due to have been repaid in two installments with the balance of the first installment or $40.3 million having been due on March 30, 2013 and the second installment of $75.0 million having a due date of July 31, 2013.  Unable to raise sufficient funds to repay the amounts due under the Karlsson Note on March 30, 2013, we entered into an Extension Agreements with The Karlsson Group on April 15, 2013 and June 26, 2013 that, among other things, extended the due date of the Karlsson Note. Refer to Note 18—Subsequent Events for additional information.

In addition to the mandatory prepayments equal to 40% of the net proceeds received by the Company from any equity or debt raise completed before the Karlsson Note has been repaid in full, the Karlsson Note is also mandatorily pre-payable within five business days of a sale of at least 50% of AWP or a merger of AWP with or into an unaffiliated entity. The Karlsson Note is guaranteed by AWP and is secured by (a) a pledge by Old Prospect and (b) a lien over all the assets of Old Prospect and AWP.  Certain of these provisions were revised subsequent to year-end by the Extension Agreement.  Refer to Note 18—Subsequent Events for additional information.

Including the tax gross-up (see below), accrued interest and the remaining unpaid principal balance, we owed The Karlsson Group approximately $128.7 million as of March 31, 2013, all of which is reflected in current liabilities at March 31, 2013.

Karlsson Note Tax Gross-Up

On December 24, 2012, we also became obligated to pay The Karlsson Group a tax gross-up as compensation for deferring the repayment date of the first Karlsson Note installment from December 24, 2012 to March 30, 2013, with the tax gross-up also payable on March 30, 2013.  We estimated this tax gross-up to be $6.2 million in accordance with the Karlsson Note terms.  However, this amount is subject to adjustment should retrospective tax changes occur prior to payment of this gross-up.  In accordance with accounting guidance related to contingent liabilities, the additional expense associated with the obligation to pay the tax gross-up has been included as a component of loss from operations.  This tax gross provision was subsequently modified and expanded in connection with the Extension Agreement entered into on April 15, 2013.  Refer to Note 18—Subsequent Events for additional information.

Karlsson Note Prepayment Option

Pursuant to the terms of the Karlsson Note, if Prospect had paid $100.0 million of principal on or before December 15, 2012, plus all accrued and unpaid interest, the entire inception date note balance of $125.0 million would have been deemed satisfied (“Prepayment Option”).

At inception, this Prepayment Option was deemed a derivative asset meeting the definition of a financial instrument and subject to Level 3 measurement.  Accordingly, the Company was required to remeasure the fair value of this financial instrument each reporting period.  The estimated fair value of the Prepayment Option as of August 1, 2012, the inception date, was estimated at $1.9 million. In that we did not exercise our option to pay the $100.0 million on or before December 15, 2012, the fair value of the Prepayment Option was subsequently reduced to $0. This change in the fair value of the Prepayment Option of $1.9 million is included in derivative losses.

Apollo Notes

On March 7, 2013, we entered into a Termination and Release Agreement with certain affiliates of certain investment funds managed by Apollo Global Management, LLC (which we refer to collectively as the Apollo Parties) that terminated the agreements we entered into with the Apollo Parties in November, 2012 (as amended in December, 2012). These agreements related to a potential financing transaction (the “Apollo Financing”) with the Apollo Parties that we terminated as a result of concerns over our ability to obtain the necessary shareholder approvals needed for the Apollo Financing. The fees related to this transaction are included in G&A.

Upon execution of the Termination and Release Agreement (i) we paid the Apollo Parties $0.8 million in cash and issued them two promissory notes (“the Apollo Notes”) totaling approximately $6.8 million as a break up and release payment and (ii) we reimbursed the Apollo Parties for $2.2 million of expenses incurred by them in connection with the Apollo Financing.

Principal and interest on each Apollo Note is payable in full on September 3, 2013 with each note bearing interest at the rate of 11% annum.  The Apollo Notes are also subject to mandatory prepayments in amounts equal to the lessor of the then outstanding balance and 33% of the net cash proceeds received in any debt or equity offering.

On April 15, 2013 and as a condition to the restructuring of our senior debt to The Karlsson Group (see above), the terms of the Apollo Notes were amended to extend the payment due dates and modify certain other terms.  Refer to Note 18—Subsequent Events for additional information.